Earnings per share (EPS)	12 Months Ended
Dec. 31, 2023
Earnings per share (EPS)
Earnings per share (EPS)

10. Earnings per share (EPS)

Basic EPS is calculated by dividing the profit/(loss) for the period attributable to common equity holders of the parent by the weighted average number of common shares outstanding during the period. Vested share-based awards for little to no consideration are considered as issuable common shares, and therefore included in the common shares outstanding.

Diluted EPS is calculated by dividing the profit/(loss) attributable to common equity holders of the parent (after adjusting for the effect of dilution) by the weighted average number of common shares outstanding, adjusted for the effects of potentially dilutive share-based awards.

As of December 31, 2023, 2022 and 2021, potentially dilutive share-based awards for a total number of zero, 593,555 and 250,149, respectively, were excluded from the calculation of the diluted weighted average number of common shares outstanding, because their effect on the loss per share would have been anti-dilutive.

The following table reflects the loss and share data used in the basic and diluted EPS calculations:

	For the Year Ended December 31,
(in thousands, except for share and per share amounts)	2023	2022	2021
Loss for the year	$(41,974)	$(31,907)	$(42,355)
Weighted average number of common shares	26,732,556	25,924,005	19,758,169
Basic and diluted loss per share	$(1.57)	$(1.23)	$(2.14)